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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     July 13, 2001


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               on behalf of the
                      MBNA MASTER CREDIT CARD TRUST II
(Issuer of the Collateral Certificate)
AND THE
MBNA CREDIT CARD MASTER NOTE TRUST
(Issuer of the MBNASeries Class A, Class B, and Class C notes)
            (Exact name of registrant as specified in its charter)



  United States                    333-89755                    51-
0331454
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(State or other               (Commission File               (IRS
Employer
 jurisdiction of                    Number)
Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
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

ITEM 5.  OTHER EVENTS

The MBNA Master Credit Card Trust II Series 2001-D Collateral
Certificate was issued May 24, 2001.

The MBNASeries Class B(2001-1)notes were issued May 24, 2001. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.

The MBNASeries Class C(2001-1)notes were issued May 24, 2001. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.

The MBNASeries Class A(2001-1)notes were issued May 31, 2001. The net proceeds from the sale of the notes will be used by the Seller for its general corporate purposes.




Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
EXHIBITS
The following are filed as Exhibits to this Report under Exhibit 4:

4.1   The Series 2001-D Supplement to the Pooling and Servicing
Agreement,
dated as of May 24, 2001, among MBNA America Bank, National
Association, Seller and Servicer, and The Bank of New York,
Trustee.

4.2 The MBNA Master Note Trust Indenture, dated as of May 24, 2001, among MBNA America Bank, National Association, Seller and
Servicer, and The Bank of New York, Trustee.

4.3 The MBNASeries Indenture Supplement to the Indenture, dated as of May 24,2001, among MBNA America Bank, National Association,
Seller and Servicer, and The Bank of New York, Trustee.

4.4 The Class B(2001-1) Terms Document to the MBNASeries Indenture Supplement to the Indenture, dated May 24, 2001, among MBNA
America Bank, National Association, Seller and Servicer, and The
Bank of New York, Trustee.

4.5 The Class C(2001-1) Terms Document to the MBNASeries Indenture Supplement to the Indenture, dated May 24, 2001, among MBNA
America Bank, National Association, Seller and Servicer, and The
Bank of New York, Trustee.

4.6 The Class A(2001-1) Terms Document to the MBNASeries Indenture Supplement to the Indenture, dated May 31, 2001, among MBNA
America Bank, National Association, Seller and Servicer, and The
Bank of New York, Trustee.



The following are filed as Exhibits to this Report under Exhibit 10:

10.1  Interest Rate Swap Agreement, dated May 31, 2001 between
Lehman Brothers Special Financing, Inc. and MBNA Credit Card
Master Note Trust.


The following are filed as Exhibits to this Report under Exhibit 20:



20.1 Series 2001-D Certificateholders' Statement for the month ended
June 30, 2001.

20.2 MBNASeries Schedule to the Noteholders' Statement for the month ended June 30, 2001.


The following are filed as Exhibits to this Report under Exhibit 99:



99.1 Series 2001-D Key Performance Factors for the month ended
June 30, 2001.


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                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     July 13, 2001


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Jack Fioravanti
                                   ----------------------------------
                                    Name:   Jack Fioravanti
                                    Title:  Senior Vice President